SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2003
                                                          ---------------

                                 FIBERCORE, INC.
              -----------------------------------------------------
              (Exact Name of Registrant as Specified in is Charter)

           Nevada                       000-21823                87-0445729
----------------------------     ------------------------    -------------------
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of  incorporation)                                      Identification No.)

               253 Worcester Road, P.O. Box 180, Charlton, MA 01507
               ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (508) 248-3900
                                                           --------------
                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS

         On August 27, 2003, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

Exhibit Number    Description
--------------    -----------
Exhibit 31.1      Certification of President and CEO
Exhibit 31.2      Certification of Interim Chief Financial Officer
Exhibit 99.1      Financial Statements
Exhibit 99.2      Press Release of the Registrant, dated August 27, 2003.

                  Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           FIBERCORE, INC.



                                           By:/s/ Charles De Luca
                                              ________________________
                                              Name:  Charles De Luca
                                              Title:  Executive Vice President


Date:  August 28, 2003